Exhibit 10.3
                                                                   ------------

                                LICENSE AGREEMENT

Whereas GENETHERA INC. has created a technical innovation based upon genetic markers which may be specifically applied as a diagnostic test for a large number of applications involving detection of disease, harmful organisms, and food contamination, and;

Whereas MICRO BEEF TECHNOLOGIES provides rapid technology commercialization services; and supply chain integration programs to the food producing animal industry and has an established sales and distribution system.

Whereas MICRO BEEF TECHNOLOGIES wishes to acquire the license rights to sell and distribute these Tests.

The Parties do hereby enter into the following Agreement:

                                PART I - PARTIES

PARTIES

For purposes of this Agreement, the term "Parties" shall collectively refer to MICRO BEEF TECHNOLOGIES, LTD, a Texas Limited Partnership (hereinafter "MICRO BEEF") located at 311 N. Arthur, Amarillo, Texas 79105, and GENETHERA INC., a Colorado corporation (hereinafter "GENETHERA") located at 12635 E. Montview Boulevard, Aurora, Colorado 80010.

                         PART II - TERMS AND CONDITIONS

DEFINITIONS

     1.1 The Parties have negotiated the terms of this Agreement hereto and the language used in this Agreement shall be deemed to be the language chosen by the Parties hereto to express their mutual intent. This Agreement shall be construed without regard to any presumption or rule requiring construction against the Party causing such instrument or any portion thereof to be drafted, or in favor of the Party receiving a particular benefit under this Agreement. No rules of strict construction will be applied against any person.

     1.2 The term "Confidential Information" shall mean any confidential idea, communication, prototype or work product, expressed or demonstrated in any manner, without requirement that it be reduced to a fixed medium or tangible form, in which someone may hold ownership. The term "Confidential Information" shall not apply to the following:

               o Information that was in the public domain at the time it was disclosed or falls within the public domain through no breach of this Agreement;

               o Information that was known to the receiving Party at the time of disclosure without obligation of confidentiality;

               o Information that was made known to the receiving Party from a source other than the disclosing Party without any breach of confidence or violation of law.

     1.3 The term "Tests" shall refer to a proprietary technical innovation of GENETHERA for the genetic markers, which may be specifically applied as a diagnostic test for a large number of applications involving detection of disease, harmful organisms, and food contamination.

     1.4 Captions of the paragraphs and subparagraphs of this Agreement are for convenience and reference only, and the words contained therein shall in no way be held to explain, modify, amplify or aid in the interpretation or construction of the provisions of this Agreement.

                       PART III - OBLIGATIONS OF GENETHERA

GRANT OF LICENSE

     1.5  GENETHERA   hereby  grants  to  MICRO  BEEF  the  exclusive  right  to
          distribute  and  sublicense  the  Tests,   subject  to  the  following
          conditions and limitations:

               o GENETHERA for its sole use and enjoyment and for the benefit of others shall retain and reserve the non-exclusive right to sublicense the Tests for its own Modular Unit Workstations from MICRO BEEF on terms no less favorable than those granted to third parties by MICRO BEEF.

               o    MICRO   BEEF   shall   treat  the   Tests  as   Confidential
                    Information; and

               o MICRO BEEF shall require within any license agreement with a sub-licensee that the Tests shall be treated as Confidential Information.

               o GENETHERA may not grant any interest of any kind in the Tests to any third party.

PRICING OF TESTS AND TECHNOLOGY

     1.6 GENETHERA shall set the price of the Tests in consultation with MICRO BEEF and provided that such price shall ensure that MICRO BEEF will receive a xxxxx gross profit margin on its distribution and sub-licensing of the Tests.

DEVELOPMENT OF TESTS

     1.7 GENETHERA shall exert best efforts to complete development of the Tests applicable to detection of diseases, harmful organisms, and food contamination. GENETHERA represents and warrants that it is the sole owner of all rights regarding the Tests and that there are no interests in the tests by license or otherwise in any other party.

PUBLICITY AND BRANDING

     1.8  GENETHERA   hereby  consents  to  the  publication  and  promotion  of
          GENETHERA's identity by MICRO BEEF as the innovator of the Tests.

ENFORCEMENT OF INTELLECTUAL PROPERTY RIGHTS

     1.9 GENETHERA shall take such action, as it shall deem appropriate in its sole discretion to apply for and maintain patent, copyright, trade secret and/or trademark ownership rights in the Tests.

     1.10 In the event of an infringement of its intellectual property rights in the Tests, and in the event such infringement negatively impacts the value of this license to MICRO BEEF, then GENETHERA shall take such action as is necessary to enforce its rights and shall bear all costs related thereto. If GENETHERA declines or fails to take any action, MICRO BEEF shall have authority to take action in GENETHERA's name and GENETHERA consents to being named as a party to enable such action. If MICRO BEEF takes action to protect GENETHERA's legal rights, MICRO BEEF shall bear all costs related thereto and shall retain in its entirety any damages or award that it receives from such action.

     1.11 In the event that any licensee of GENETHERA shall engage in any activity that has been exclusively licensed to MICRO BEEF, GENETHERA shall enforce the terms of the license for MICRO BEEF's benefit. If GENETHERA declines or fails to take any action, MICRO BEEF shall have authority to take action in GENETHERA's name and GENETHERA consents to being named as a party to enable such action. If MICRO BEEF takes action to enforce its exclusive rights against a licensee of GENETHERA, MICRO BEEF shall bear all costs related thereto and shall retain in its entirety any damages or award that it receives from such action.

                 PART IV - DUTIES AND OBLIGATIONS OF MICRO BEEF


MICRO BEEF shall pay GENETHERA for its sub-licensed Modular Unit Workstations the cost of materials (primers, fluorogenic probes, nucleic acid extraction reagents, consumable plastic ware, enzymes, equipment lease, operating technicians, and other required instruments or devices, etc.) for each test - assay performed plus xxxxx of the sale price of each test sold. Example: Test materials for current tests/assays are xxxxx and sale price to the ultimate customer is xxxxx. GENETHERA will be paid xxxxx plus xxxxx and MICRO BEEF shall retain xxxxx sales price). For Modular Unit Workstations sub-licensed to those other than GENETHERA, MICRO BEEF shall pay the sub-licensee the cost of materials and shall pay GENETHERA xxxxx of the sales price and MICRO BEEF shall retain xxxxx of the sales price.

FEES, ROYALTIES AND PAYMENTS

     1.12 MICRO BEEF shall actively make its best efforts to pursue and implement marketing, sales and distribution of the MARKETING PLAN as agreed upon by both, MICRO BEEF and GENETHERA.

     1.13 MICRO BEEF shall provide a sales force sufficient to implement the marketing plan.

     1.14 MICRO BEEF shall develop and provide the materials, staff, advertising, and necessary support to implement the marketing plan. In no event shall MICRO BEEF be required to provide any minimum level of sales force materials, staff or advertising, unless it is the approved Marketing Plan approved in writing by both of the Parties.

     1.15 MICRO BEEF shall not sell or sub-license any test, technology or process without written permission from GENETHERA. Such permission will not reasonably be withheld such that it would negatively impact the MICRO BEEF sales and marketing efforts.

     1.16 MICRO BEEF shall make no technical representations about any test, technology or process, without prior written approval from GENETHERA.

     1.17 On the last day of each calendar month, MICRO BEEF shall pay GENETHERA for sales of the previous month.

PUBLICITY AND BRANDING

     1.18 MICRO BEEF consents to the publication and promotion of MICRO BEEF's identity by GENETHERA as the distributor and sub-licensee of the Tests.

REPORTS, RECORDS, BILLING AND COLLECTION

     1.19 MICRO BEEF shall provide to GENETHERA a report on sales with each payment. A report shall be sent alone if no payments are due for that prior month. The sales report shall list all sub-licensed Modular Unit Workstations, the identity of the sub-licensee and the location of the Modular Unit Workstation.

     1.20 MICRO BEEF shall maintain books of account and records necessary for the calculation of the amount owed GENETHERA. GENETHERA or its appointed representative may examine such books and records solely for the purpose of verifying the accuracy of a sales report. In the event of a deficiency in excess of xxxxx MICRO BEEF shall pay the cost of this examination.

     1.21 MICRO BEEF shall be responsible for billing and collection of sales.

ENFORCEMENT OF INTELLECTUAL PROPERTY RIGHTS

In the event that any sub-licensee of MICRO BEEF shall engage in any activity that has been exclusively retained by GENETHERA, MICRO BEEF shall enforce the terms of the license for GENETHERA's benefit. If MICRO BEEF declines or fails to take any action, GENETHERA shall have authority to take action in MICRO BEEF's name and MICRO BEEF consents to being named as a party to enable such action. If GENETHERA takes action to enforce its exclusive rights against a sub-licensee of MICRO BEEF, GENETHERA shall bear all costs related thereto and shall retain in its entirety any damages or award that it receives from such action.

                PART V - MUTUAL DUTIES AND OBLIGATIONS OF PARTIES

COMPLIANCE WITH LAWS

     1.22 Each Party shall fully comply with all local, state and country laws and regulations, which may be applicable to the performance of this Agreement.

CONFIDENTIAL INFORMATION

     1.23 Either Party or their representatives may disclose Confidential Information to the other Party. Prior to disclosure, the Confidential Information shall be clearly designated in writing as confidential.

     1.24 Each Party shall retain ownership in their respective Confidential Information disclosed under this Agreement, except for that Confidential Information specifically transferred by performance of this Agreement.

     1.25 Each Party may use or disclose the other's Confidential Information only to the extent specifically authorized by this Agreement or as necessary to perform this Agreement and only after obtaining the written prior approval of the other Party. The right of use and disclosure shall be subject to the limitations herein.

     1.26 Each Party shall treat the other's Confidential Information as a trade secret of the other Party. Each Party shall actively seek to maintain the secrecy and prevent disclosure of the other Party's Confidential Information.

     1.27 In the event that disclosure of Confidential Information is necessary to the performance of this Agreement, the disclosing Party shall obtain a written agreement from any third-Party recipient of the Confidential Information, which complies with the terms and conditions stated herein regarding use and disclosure of the Confidential Information.

     1.28 The obligations listed in this section of the Agreement shall continue for the term of this Agreement and a period of five (5) years thereafter.

     1.29 In the event that a dispute arises regarding the confidentiality of information, the information disclosed shall be treated as Confidential Information until such time as a determination is made under the dispute provisions of this Agreement.

SALES AND MARKETING OF TESTS

     1.30 Neither Party shall unreasonably restrict a MARKETING PLAN so as to unreasonably reduce the sales of the Tests.

TRANSFER OF OBLIGATIONS

     1.31 Subject to the limitations regarding assignment, this Agreement shall be binding on, and shall inure to the benefit of the Parties, their respective legal heirs, representatives, successors and assigns.

INTERPRETATION

     1.32 This Agreement supersedes and replaces in its entirety any prior agreements between the Parties.

SURVIVAL OF REPRESENTATIONS AND WARRANTIES

     1.33 All representations, warranties, covenants and agreements of the Parties contained in this Agreement or in any instrument, certificate, document or other writing provided for in this Agreement or the Schedules hereto, shall remain in full force and shall be deemed renewed by each of them after signing of this Agreement.

INDEMNIFICATION

     1.34 Each Party hereto hereby agrees to indemnify, defend and hold harmless the other Party/Parties and its/their respective officers, directors, shareholders, agents, representatives, employees, affiliates, executors, administrators, successors and assigns (hereinafter collectively referred to as the "Indemnitees") from and against any and all claims, demands, losses, costs, expenses, obligations, liabilities, actions, suits, damages, diminution in value and deficiencies, including, without limitation, interest and penalties, attorneys' fees, costs of investigation and all amounts paid in settlement of any claim, action or suit (hereinafter collectively referred to as the "Claims") which may be asserted against the Indemnitees, or any of them, or which any of the Indemnitees may incur or suffer which arise out of, result from or relate to the breach of any representation or warranty or the non-fulfillment of any covenant or agreement of any other Party contained in this Agreement, the Schedules hereto or in any documents or writing to be delivered after signing of this Agreement.

REMEDIES NOT EXCLUSIVE

     1.35 No remedy conferred by any of the specific provisions of this Agreement is intended to be exclusive of any other remedy and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise. No remedy shall be deemed to be a limitation on the amount or measure of damages resulting from any breach of this Agreement. The election of any one or more remedies shall not constitute a waiver of the right to pursue other available remedies.

WAIVER BY ACCEPTING VARIED PERFORMANCE

     1.36 No waiver of any provision or consent to any action shall constitute a waiver of any other provision or consent to any other action, whether or not similar. No waiver or consent shall constitute a continuing waiver or consent or commit a Party to provide a waiver in the future except to the extent specifically set forth in writing. Any waiver given by a Party shall be null and void if the Party requesting such waiver has not provided a full and complete disclosure of all material facts relevant to the waiver requested.

FORCE MAJEURE

     1.37 Neither Party shall be responsible for any delay in its performance of any of its obligations under this Agreement due to circumstances beyond its reasonable control.

GOVERNING LAW

     1.38 All matters concerning the execution and authorization of this Agreement and related documents and all other matters relating to this Agreement and related documents (including, without limitation, the enforcement, interpretation and construction of this Agreement and related documents) shall be governed by the laws of the State of Colorado, irrespective of such state's choice-of-law principles and of the United States.

ARBITRATION

     1.39

          (a) This paragraph concerns the resolution of any controversies or claims between GENETHERA and MICRO BEEF, whether arising in contract, tort or by statute, including but not limited to controversies or claims that arise out of or relate to (i) this Agreement (including any renewals, extensions or modifications); or (ii) any document related to this Agreement (collectively a "Claim").

          (b) At the request of GENETHERA or MICRO BEEF, any Claim shall be resolved by binding arbitration in accordance with the Federal Arbitration Act (Title 9, U.S. Code) (the "Act"). The Act will apply even though this Agreement provides that it is governed by the law of a specified state.

          (c) Arbitration proceedings will be determined in accordance with the Act, the applicable rules and procedures for the arbitration of financial services disputes of JAMS or any successor thereof ("JAMS"), and the terms of this paragraph. In the event of any inconsistency, the terms of this paragraph shall control.

          (d) The arbitration shall be administered by JAMS and conducted in the State of Colorado. All Claims shall be determined by one arbitrator, however, if Claims exceed Five Million U.S. Dollars ($5,000,000), upon the request of any party, the Claims shall be decided by three arbitrators. All arbitration hearings shall commence within 90 days of commencement and the award of the arbitrator(s) shall be issued within 30 days of the close of the hearing. However, the Arbitrator(s), upon a showing of good cause, may extend the commencement of the hearing for up to an additional 60 days. The arbitrator(s) shall provide a concise written statement of reasons for the award. The arbitration award may be submitted to any court having jurisdiction to be confirmed and enforced.

          (e) The arbitrator(s) will have the authority to decide whether any Claim is barred by the statute of limitations and, if so, to dismiss the arbitration on that basis. For purposes of the application of the statute of limitations, the service on JAMS under applicable JAMS rules of a notice of a Claim is the equivalent of the filing of a lawsuit. Any dispute concerning this arbitration provision or whether a Claim is arbitrable shall be determined by the arbitrator(s). The arbitrator(s) shall have the power to award legal fees pursuant to the terms of this Agreement.

          (f) This paragraph does not limit the right of GENETHERA or MICRO BEEF to act in a court of law to obtain an interim remedy, such as but not limited to, injunctive relief, writ of possession or appointment of a receiver, or additional or supplementary remedies.

          (g) The filing of a court action is not intended to constitute a waiver of the right of GENETHERA or MICRO BEEF, including the suing party, thereafter to require submittal of the Claim to arbitration.

THE PARTIES HEREBY ACCEPT THIS AGREEMENT AND AGREE TO BE BOUND BY ITS TERMS AND CONDITIONS THIS 24TH DAY OF SEPTEMBER, 2001.



                                    MICRO BEEF Technologies, Ltd.

                                    By Micro Beef Management, LLC

                                    It's General Partner by it's


                                     /s/                       ,President
                                    --------------------------------------
                                    Signature of Representative and Title




                                    GENETHERA, Incorporated


                                    /s/ Tony Milici, President & CEO
                                    Signature of Representative and Title